SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 8, 2002
(Date of earliest event reported)

PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-0397
(Address of principal executive offices)	(Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EX-99.1 Statements of CEO and CFO

ITEM 9. REGULATION FD DISCLOSURE

On August 8, 2002, B. Thomas Golisano and John M. Morphy, the principal executive officer and principal financial officer, respectively, of Paychex, Inc., each filed with the Securities and Exchange Commission (the “Commission”) the sworn written statements required by the Commission’s June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. A copy of the statements is furnished (not filed) as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date:	August 8, 2002	By:	/s/ B. Thomas Golisano B. Thomas Golisano Chairman, President and Chief Executive Officer

Date:	August 8, 2002	By:	/s/ John M. Morphy John M. Morphy Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Sworn statements of B. Thomas Golisano and John M. Morphy, the principal executive officer and principal financial officer, respectively, of Paychex, Inc., as filed on August 8, 2002 with the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

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